Summary prospectus

Global/international equity mutual fund

Delaware Focus Global Growth Fund

Nasdaq ticker symbols
Class A	DGGAX
Class C	DGGCX
Class R	DGGRX
Institutional Class	DGGIX

March 29, 2013

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawareinvestments.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund's statutory prospectus and statement of additional information, both dated March 29, 2013 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Delaware Focus Global Growth Fund

What is the Fund's investment objective?

Delaware Focus Global Growth Fund seeks long-term capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	C	R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	R	Inst.
Management fees	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.30%	1.00%	0.60%	none
Other expenses	0.61%	0.61%	0.61%	0.61%
Total annual fund operating expenses	1.76%	2.46%	2.06%	1.46%
Fee waivers and expense reimbursements	(0.21%)[2]	(0.16%)[2]	(0.26%)[2]	(0.16%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.55%	2.30%	1.80%	1.30%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
2

The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations)
in order to prevent total annual fund operating expenses from exceeding 1.30% of the Fund's average daily net assets from March 28, 2013 through March 28, 2014. The Fund's distributor, Delaware Distributors, L.P. (Distributor), also has contracted to limit the Class A and Class R shares' 12b-1 fees to no more than 0.25% and 0.50% of average daily net assets, respectively, from March 28, 2013 through March 28, 2014. These waivers and reimbursements may be terminated only by agreement of the Manager or the Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not
		redeemed)
Class	A	C	C	R	Inst.
1 year	$724	$233	$333	$183	$132
3 years	$1,078	$751	$751	$621	$446
5 years	$1,456	$1,296	$1,296	$1,085	$782
10 years	$2,513	$2,784	$2,784	$2,369	$1,733

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. and non-U.S. companies, which may include companies located or operating in developed or emerging markets. Under normal circumstances, the Fund will invest in equity securities of issuers located throughout the world, including the United States, and the Fund will invest at least 40% of its net assets in non-U.S. securities.

The Fund may invest in companies across all market capitalizations, although the Fund will primarily invest in mid- and large-cap equity securities. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Although the Fund can invest in companies of any size and from any country, it will invest mainly in common stocks of companies in countries with developed economies.

Using a bottom-up approach, the Manager will seek to select securities believed to have large end-market potential, superior business models, and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. The Manager also considers a company's operational efficiencies, management's plans for capital allocation, and the company's shareholder orientation. All of these factors give an insight into the outlook for a company, helping to identify companies poised for sustainable free cash flow growth. The Manager believes that sustainable free cash flow growth, if it occurs, should ultimately drive shareholder value and may result in price appreciation of a company's stock. In addition to price appreciation, shareholder value derived from excess free cash flow may come in the form of dividends, share repurchases, or reinvestment of excess cash flow in a company. The Manager may sell a security if it no longer believes that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Small company risk — The risk that investments in small- and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Futures and options risk — The possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss that a fund gains from using the strategy.

Counterparty risk — The risk that a counterparty to a derivative contract (such as a futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Focus Global Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the 1-year and lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/performance.

Year-by-year total return (Class A)*

During the periods illustrated in this bar chart, Class A's highest quarterly return was 21.59% for the quarter ended June 30, 2009 and its lowest quarterly return was -15.41% for the quarter ended September 30, 2011. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2012

	1 year	Lifetime
Class A return before taxes (lifetime: 12/29/08–12/31/12)	10.81%	19.34%
Class A return after taxes on distributions	10.81%	18.26%
Class A return after taxes on distributions and sale of Fund shares	7.03%	16.37%
Class C return before taxes (lifetime: 12/29/10–12/31/12)	15.67%	6.03%
Class R return before taxes (lifetime 12/29/10–12/31/12)	17.33%	6.56%
Institutional Class return before taxes (lifetime: 12/29/08–12/31/12)	17.90%	21.27%
MSCI World Index (gross) (reflects no deduction for fees, expenses, or taxes)	16.54%	12.90%
MSCI World Index (net) (reflects no deduction for fees or expenses)	15.83%	12.26%

*The Fund has combined its prospectuses for the retail and institutional classes. The bar chart and the after-tax returns in the average annual total returns table show the performance of the Fund's Class A shares only.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory M. Heywood, CFA	Vice President, Portfolio Manager, Equity Analyst	December 2008
Patrick G. Fortier, CFA	Vice President, Portfolio Manager, Equity Analyst	December 2008
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	December 2008

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund's website at delawareinvestments.com; by calling
800 523-1918; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire. Please refer to the Fund's prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100.  The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R and Institutional Class shares, there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a
401(k) plan or an IRA.

Payments to broker/dealers and
other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-581 [11/12] DG3 18624 [4/13]